EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
NOVEMBER 2017 MONTHLY DIVIDEND AND
OCTOBER 31, 2017 RMBS PORTFOLIO CHARACTERISTICS

•	November 2017 Monthly Dividend of $0.14 Per Share
•	RMBS Portfolio Characteristics as of October 31, 2017

Vero Beach, Fla., November 8, 2017 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of November 2017. The dividend of $0.14 per share will be paid December 8, 2017, to holders of record on November 30, 2017, with an ex-dividend date of November 29, 2017.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of November 8, 2017, the Company had 46,175,846 shares outstanding. At September 30, 2017, the Company had 45,309,169 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of October 31, 2017 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions and the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2016.

RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Oct 2017 CPR
Asset Category	Face	Value(1)	Price	Portfolio	Coupon	(Reported in Nov)
As of October 31, 2017
Adjustable Rate RMBS	$1,671	$1,775	$106.20	0.04%	3.94%	0.01%
10-1 Hybrid Rate RMBS	40,971	41,897	102.26	1.04%	2.55%	7.85%
Hybrid Adjustable Rate RMBS	40,971	41,897	102.26	1.04%	2.55%	7.85%
15 Year Fixed Rate RMBS	40,470	42,329	104.59	1.05%	3.50%	12.50%
20 Year Fixed Rate RMBS	294,940	313,115	106.16	7.75%	4.00%	3.41%
30 Year Fixed Rate RMBS	3,246,222	3,499,085	107.79	86.62%	4.40%	9.33%
Total Fixed Rate RMBS	3,581,632	3,854,529	107.62	95.42%	4.36%	8.93%
Total Pass-through RMBS	3,624,274	3,898,201	107.56	96.50%	4.34%	8.91%
Interest-Only Securities	733,084	89,260	12.18	2.21%	3.75%	14.41%
Inverse Interest-Only Securities	352,266	52,285	14.84	1.29%	4.46%	10.90%
Structured RMBS	1,085,350	141,545	13.04	3.50%	4.02%	13.27%
Total Mortgage Assets	$4,709,624	$4,039,746		100.00%	4.33%	9.96%

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of October 31, 2017			As of October 31, 2017
Fannie Mae	$2,539,588	62.9%	Whole Pool Assets	$3,407,266	84.3%
Freddie Mac	1,493,915	36.9%	Non-Whole Pool Assets	632,480	15.7%
Ginnie Mae	6,243	0.2%	Total Mortgage Assets	$4,039,746	100.0%
Total Mortgage Assets	$4,039,746	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $213.5 million purchased in October 2017, which settle in November 2017, and exclude assets with a fair value of approximately $275.3 million sold in October 2017, which settle in November 2017.

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of October 31, 2017	Borrowings(1)	Debt	in Days	Maturity
J.P. Morgan Securities LLC	$587,210	15.1%	163	8/10/2018
Mirae Asset Securities (USA) Inc.	341,371	8.8%	91	8/10/2018
Wells Fargo Bank, N.A.	274,064	7.0%	9	11/9/2017
ICBC Financial Services LLC	245,943	6.3%	13	11/13/2017
Cantor Fitzgerald & Co	237,557	6.1%	17	11/20/2017
Citigroup Global Markets Inc	236,352	6.1%	19	1/16/2018
Guggenheim Securities, LLC	227,226	5.8%	58	1/12/2018
RBC Capital Markets, LLC	217,557	5.6%	73	1/12/2018
Mitsubishi UFJ Securities (USA), Inc	203,722	5.2%	21	1/22/2018
Mizuho Securities USA, Inc	203,149	5.2%	14	11/21/2017
Goldman, Sachs & Co	169,463	4.4%	17	11/30/2017
ED&F Man Capital Markets Inc	150,139	3.9%	14	11/22/2017
Nomura Securities International, Inc.	139,490	3.6%	61	1/29/2018
Merrill Lynch, Pierce, Fenner & Smith Incorporated	137,566	3.5%	10	11/13/2017
South Street Securities, LLC	129,474	3.3%	12	11/27/2017
Natixis, New York Branch	128,339	3.3%	17	11/27/2017
FHLB-Cincinnati	98,526	2.5%	1	11/1/2017
Daiwa Securities America Inc.	75,326	1.9%	11	11/13/2017
KGS-Alpha Capital Markets, L.P	66,351	1.7%	110	8/14/2018
Lucid Cash Fund USG LLC	25,372	0.7%	20	11/20/2017
Total Borrowings	$3,894,197	100.0%	53	8/14/2018

(1)
In October 2017, the Company purchased assets with a fair value of approximately $213.5 million which settle in November 2017 that are expected to be funded by repurchase agreements.  These anticipated borrowings are not included in the table above. In addition, in October 2017, the Company sold assets with a fair value of approximately $275.3 million which settle in November 2017 that collateralize approximately $189.9 million of repurchase agreements included in the table above.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of October 31, 2017
Adjustable Rate RMBS	$1,775	7	10.05%	2.00%	$13	$(10)
Hybrid Adjustable Rate RMBS	41,897	63	7.55%	2.00%	544	(634)
Total Fixed Rate RMBS	3,854,529	n/a	n/a	n/a	53,912	(77,532)
Total Pass-through RMBS	3,898,201	n/a	n/a	n/a	54,469	(78,176)
Interest-Only Securities	89,260	n/a	n/a	n/a	(13,482)	11,435
Inverse Interest-Only Securities	52,285	1	5.43%	n/a	2,039	(3,958)
Structured RMBS	141,545	n/a	n/a	n/a	(11,443)	7,477
Total Mortgage Assets	$4,039,746	n/a	n/a	n/a	$43,026	$(70,699)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$976,923	Dec-2020	$(13,988)	$15,875
Treasury Futures Contracts - Short Positions			115,000	Dec-2027	(4,478)	4,337
Payer Swaps			1,010,000	Aug-2022	(14,610)	14,610
Payer Swaption			200,000	Sep-2025	(1,952)	3,666
TBA Short Positions			425,000	Nov-2017	(9,348)	12,462
Total Hedges					(44,376)	50,950

Grand Total					$(1,350)	$(19,749)

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at a price of $124.94 at October 31, 2017. The notional contract value of the short position was $143.7 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400